Exhibit 10.23

Supplementary Agreement to

Series C1 Preferred Share Purchase Agreement

This Supplementary Agreement to the Series C1 Preferred Share Purchase Agreement (this “Agreement”) is entered into as of September 11, 2018 (the “Effective Date”) by and among:

(1)	Qutoutiao Inc., a company organized under the Laws of Cayman Islands (the “Company”),

(2)	InfoUniversal Limited, a company organized under the Laws of Hong Kong (the “HK Company”),

(3)	Shanghai Quyun Internet Technology Co., Ltd. (上海趣蕴网络科技有限公司), a wholly foreign-owned enterprise incorporated under the Laws of the PRC and a wholly owned subsidiary of the HK Company (the “WFOE”),

(4)	Shanghai Jifen Culture Communications Co., Ltd. (上海基分文化传播有限公司), a limited liability company incorporated under the Laws of the PRC (“Jifen”),

(5)	Shanghai Xike Information Technology Service Co., Ltd. (上海溪客信息技术服务有限公司), a limited liability company incorporated under the Laws of the PRC (“Xike”),

(6)	Shanghai Tuile Information Technology Service Co., Ltd. (上海推乐信息技术服务有限公司), a limited liability company incorporated under the Laws of the PRC (“Tuile”),

(7)	Anhui Zhangduan Internet Technology Co., Ltd. (安徽掌端网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Zhangduan”),

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(8)

Beijing Qukandian Internet Technology Co., Ltd. (北京趣看点网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Qukandian”, together with “Jifen”, “Xike”, “Tuile” and “Zhangduan”, the “Domestic Companies”),

(9)	Shanghai Dian Guan Network Technology Co., Ltd. (上海点冠网络科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Dian Guan”),

(10)	the individuals listed on Schedule I attached hereto (each, a “Principal” and collectively, the “Principals”),

(11)

the holding companies listed on Schedule I attached hereto owned by the Principals set forth opposite each such Principals (each, a “Principal Holding Company” and collectively, the “Principal Holding Companies”), and

(12)	CG Partners Opportunity Fund SP, a segregated portfolio of CG Partners Fund SPC, (the “Purchaser”).

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, the Purchaser, the Company, and certain other parties, have entered into a Series C1 Preferred Share Purchase Agreement as of August 17, 2018 (the “Series C1 SPA”), pursuant to which the Purchaser, agrees to subscribe for certain series C1 preferred shares of the Company with a par value of US$0.0001 each (the “Series C1 Preferred Shares”);

Whereas, the Company and the Purchaser agree to amend and modify certain sections of the Series C1 SPA;

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

Capitalized terms used herein shall have the meaning ascribed to them in the Series C1 SPA.

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1.

Sale and Issuance of the Shares. Subject to the terms and conditions of the Series C1 SPA, the Purchaser agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Purchaser, 1,450,520 Series C1 Preferred Shares. Out of the 1,450,520 Series C1 Preferred Shares the purchaser purchased in accordance with the Series C1 SPA, 1,160,416 Series C1 Preferred Shares shall be cancelled, and the obligation of the Purchaser to purchase and pay 290,104 Series C1 Preferred Shares (the “Subscription Shares”), at an aggregate purchase price of US$10,800,000 (the “Subscription Price”) shall remain.

2.

Substitution and Replacement. Upon the Effective Date, the Subscription Price and Subscription Shares in the foregoing paragraph will automatically substitute for and replace those stated in relevant sections, schedules, exhibits of the Series C1 SPA and other transaction documents (as defined in the Series C1 SPA) without any further action by the Company, the Purchaser or other relevant parties relating to the Series C1 financing of the Company.

3.

Payment of Subscription Price. The Purchaser shall pay the cash part of the Subscription Price, i.e. US$10,000,000, by wire transfer of United States Dollars in immediately available funds to a designated account of the Company on or prior to September 13, 2018 (the “Payment Deadline”), and pay the non–cash part of the Subscription Price by performance of the cooperation framework agreement entered into by Shanghai Jifen Culture Communications Co., Ltd. and Fo Shan City Shunde Area Wu Niandai Culture Creative Co., Ltd. (佛山市顺德区无年代文化创意有限公司) dated August 17, 2018. Subject to Section 4 herein, the Purchaser acknowledges that failure to pay the cash part of the Subscription Price on or prior to the Payment Deadline would result in substantial and irreparable harm to the Company, and the Purchaser agrees to pay the Company damages in the amount of US$50,000,000 as soon as practicable in the event of such failure.

4.

Effectiveness. This Agreement will become effective and in force immediately upon payment of the US$10,000,000 by the Purchaser. Notwithstanding anything herein, if the Purchaser fails to make the payment of the cash part on or prior to the Payment Deadline, this Agreement shall never come into effect as if both Parties never signed this Agreement and shall not be binding on any Party. If this Agreement fails to become effective pursuant to this Section, no Party hereto shall have any liability or further obligation to any other party under this Agreement.

5.	Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong, without regard to principles of conflict of Laws thereunder.

6.

Counterparts. For the convenience of the parties hereto and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Qutoutiao Inc.

	By:	/s/ Tan Siliang
	Name:	Tan Siliang (谭思亮)
	Title:	Director

InfoUniversal Limited

	By:	/s/ Tan Siping
	Name:	Tan Siping (谭思萍)
	Title:	Director

上海趣蕴网络科技有限公司

	By:	/s/ Li Lei
	Name:	Li Lei (李磊)
	Title:	Legal Representative

上海基分文化传播有限公司

	By:	/s/ Chen Sihui
	Name:	Chen Sihui (陈思晖)
	Title:	Legal Representative

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	上海溪客信息技术服务有限公司

	By:	/s/ Li Lei
	Name:	Li Lei (李磊)
	Title:	Legal Representative

上海推乐信息技术服务有限公司

	By:	/s/ Chen Sihui
	Name:	Chen Sihui (陈思晖)
	Title:	Legal Representative

安徽掌端网络科技有限公司

	By:	/s/ Li Lei
	Name:	Li Lei (李磊)
	Title:	Legal Representative

北京趣看点网络科技有限公司

	By:	/s/ Li Lei
	Name:	Li Lei (李磊)
	Title:	Legal Representative

Signature Page to the Supplementary Agreement to the Series C1 SPA

上海点冠网络科技有限公司

By:	/s/ Liang Xiang
Name:	Liang Xiang (梁湘)
Title:	Legal Representative

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS:	Tan Siliang (谭思亮)

/s/ Tan Siliang

Li Lei (李磊)

/s/ Li Lei

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPAL HOLDING COMPANIES:	Innotech Overseas Investment Ltd.

	By:	/s/ Tan Siping
	Name:	Tan Siping (谭思萍)
	Title:	Director

Innotech Group Holdings Ltd.

	By:	/s/ Tan Siping
	Name:	Tan Siping (谭思萍)
	Title:	Director

News Optimizer (BVI) Ltd.

	By:	/s/ Li Lei
	Name:	Li Lei (李磊)
	Title:	Director

Signature Page to the Supplementary Agreement to the Series C1 SPA

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PURCHASER:	CG Partners Opportunity Fund SP
a segregated portfolio of CG Partners Fund SPC

	By:	/s/ Niu Ruolei
Name: Niu Ruolei (牛若磊)
Title: Director

Signature Page to the Supplementary Agreement to the Series C1 SPA